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                                                                  CONFORMED COPY


                      AMENDMENT NO. 1 TO SECURITY AGREEMENT


         AMENDMENT dated as of September 17, 2001 to the Security Agreement dated as of April 23, 2001 among WILLIAMS COMMUNICATIONS, LLC, WILLIAMS COMMUNICATIONS GROUP, INC., the SUBSIDIARY LOAN PARTIES party thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

                                   WITNESSETH:

         WHEREAS, the parties hereto desire to amend the Security Agreement to provide the Administrative Agent, for the benefit of the Lenders, with a security interest in certain additional assets;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Security Agreement has the meaning assigned to such term in the Security Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Security Agreement and each other Loan Document shall, from and after the date of effectiveness of this Amendment, refer to the Security Agreement as amended hereby.

         SECTION 2. Grant of Additional Collateral. Section 2(a) of the Security Agreement is amended by:

         (i) deleting the "and" at the end of clause (xii) thereof;

         (ii) renumbering clause (xiii) thereof as clause (xiv) thereof, and replacing the reference therein to "clause (xii)" with a reference to "clause
(xiii)"; and

         (iii) adding a new clause (xiii) immediately after clause (xii) thereof, to read in its entirety as follows: "(xiii) any assets now or hereafter owned by any Lien Grantor and used by the Borrower's broadband media unit in its business of providing domestic and international transmission of live and non-live media content through integrated fiber-optic, satellite and teleport services to media content service providers, including any such asset constituting the application infrastructure referred to as "MediaXtranet(SM)" and those assets listed on



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Schedule 3 (all the assets described in this clause (xiii), collectively, the
"Broadband Media Assets"); and".

         SECTION 3. Deletion of Certain Exceptions to Collateral. Section 2(b) of the Security Agreement is hereby amended by:

          (i) restating clause (i) thereof to read in its entirety as follows:
"(i) 34% of any Equity Interests in any Foreign Subsidiary or any Equity Interest in any Unrestricted Subsidiary;"; and

         (ii) restating clauses (ii) and (iv) thereof to read in their entirety as follows: "(ii) intentionally deleted;" and "(iv) [intentionally deleted]".

         SECTION 4. Release of Broadband Media Assets Upon Certain Conditions.
Section 17(b) of the Security Agreement is amended by (i) adding a new clause
(v) immediately before clause (w) thereof, to read in its entirety as follows:
"(v) with respect to any Broadband Media Assets shall automatically terminate upon such Lien Grantor consummating a sale, transfer, lease or other disposition permitted by Section 6.05 of the Credit Agreement; provided that if after giving effect to any such sale, transfer, lease or other disposition the fair market value of all Broadband Media Assets sold, transferred, leased or otherwise disposed is equal to or greater than $50,000,000, the terms thereof shall have been approved by all the Incremental Facility Arrangers and the Administrative Agent prior to the consummation thereof,"; and (ii) by inserting in clause (z) thereof "any Broadband Media Assets or" immediately after "with respect to" and "and, if required, the terms of any sale, transfer, lease or other disposition of any Broadband Media Assets shall have been approved by all the Incremental Facility Arrangers and the Administrative Agent prior to the consummation thereof" immediately after "no Default shall have occurred and then be continuing".

         SECTION 5. Additional Secured Obligations. Section 18 of the Security Agreement is amended and restated to read in its entirety as follows: "The Borrower may from time to time designate its obligations or the obligations of any Subsidiary Loan Party under any Hedging Agreement with any Lender or any affiliate of any Lender as an additional Secured Obligation for purposes of the Collateral Documents by delivering to the Administrative Agent a certificate signed by a Financial Officer that (i) identifies such Hedging Agreement, specifying the name and address of the other party thereto, the notional principal amount thereof and the expiration date thereof and (ii) states that the Borrower's or the Subsidiary Loan Party's obligations thereunder are designated as Secured Obligations for purposes of the Collateral Documents."

         SECTION 6. Exhibits. Schedule A to Exhibit B to the Security Agreement is hereby replaced with Schedule A attached hereto.




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         SECTION 7. Representations and Warranties. Each of the Lien Grantors
represents and warrants that (i) each of the representations and warranties applicable to it as set forth in Section 3 of the Security Agreement will be true on and as of the date of effectiveness of this Amendment (except in the case of any such representation or warranty that, by its terms expressly relates only to a specified earlier date, each of which representations and warranties was true as of such specified earlier date), after giving effect to the amendments to the Security Agreement contemplated hereby.

         SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 10. Effectiveness. This Amendment shall become effective on and as of the date when the Administrative Agent shall have received from each Lien Grantor and the Administrative Agent a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

         SECTION 11. Further Assurances. Without limiting in any manner its obligations set forth in Section 4 of the Security Agreement, each Lien Grantor agrees that it will comply with the provisions of Section 4 of the Security Agreement to the extent necessary or desirable in order to create and perfect the Transaction Liens granted on the additional assets that will constitute "Collateral" of such Lien Grantor upon the effectiveness of this Amendment, including by executing and delivering to the Administrative Agent such UCC financing statements and amendments thereto as the Administrative Agent shall request and delivering to the Administrative Agent and the Lenders an opinion of counsel reasonably satisfactory to the Administrative Agent with respect to the creation and perfection of such Transaction Liens.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   WILLIAMS COMMUNICATIONS, LLC


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                        Title: Vice President and Treasurer



                                   WILLIAMS COMMUNICATIONS GROUP, INC.


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                        Title: Vice President and Treasurer



                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent


                                   By /s/ Pamela S. Kurtzman
                                      ------------------------------------------
                                        Title: Principal



                                   CRITICAL CONNECTIONS, INC.


                                   By  /s/ Howard S. Kalika
                                      ------------------------------------------
                                        Title: Vice President and Treasurer




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                                   WCS COMMUNICATIONS SYSTEMS, INC.


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer



                                   WCS, INC.


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer



                                   WILLIAMS COMMUNICATIONS OF VIRGINIA, INC.


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer



                                   WILLIAMS COMMUNICATIONS PROCUREMENT, L.L.C.


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer




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

                                   WILLIAMS COMMUNICATIONS PROCUREMENT, LP


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer



                                   WILLIAMS GLOBAL
                                       COMMUNICATIONS HOLDINGS, INC.


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer


                                   WILLIAMS INTERNATIONAL VENTURES COMPANY


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer


                                   WILLIAMS LEARNING NETWORK, INC.


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer


                                   WILLIAMS LOCAL NETWORK, LLC


                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer



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                                   WILLIAMS TECHNOLOGY CENTER, LLC
                                       By:  Williams Communications, LLC As Sole
                                       Member.

                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                       Title: Vice President and Treasurer


                                   WILLIAMS COMMUNICATIONS AIRCRAFT, LLC

                                       By:  Williams Communications, LLC As Sole
                                       Member.

                                   By /s/ Howard S. Kalika
                                      ------------------------------------------
                                         Title: Vice President and Treasurer



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